0 March 2015 WEYERHAEUSER INVESTOR MEETINGS

1 FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, with respect to future prospects, business strategies, revenues, earnings, cash flow, taxes, funds available for distribution, pricing, production, supply, dividend levels, share repurchases, business priorities, performance, cost reductions, operational excellence initiatives, demand drivers and levels, margins, growth, housing markets, capital structure, credit ratings, capital expenditures, cash position, debt levels, and harvests and export markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. We may use words such as “anticipate,” “believe,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “target,” “plan,” “would” and similar terms and phrases, or we may refer to assumptions, goals or targets, to identify forward-looking statements. Forward-looking statements are made based on management’s current expectations and assumptions concerning future events. These are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. Many factors could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including, without limitation, our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives, the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, strength of the U.S. dollar, market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions, domestic and foreign competition, raw material prices, energy prices, the effect of weather, the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters, transportation availability and costs, federal tax policies, the effect of forestry, land use, environmental and other governmental regulations, legal proceedings, performance of pension fund investments and related derivatives, the effect of timing of retirements and changes in market price of our common stock on charges for share-based compensation, changes in accounting principles, and the other risk factors described in filings we make with the SEC, including in our annual report on Form 10-K for the year ended December 31, 2014. There is no guarantee that any of the anticipated events or results will occur or, if they occur, what effect they will have on the company’s operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is included or incorporated by reference herein. Included in this presentation are certain non-GAAP financial measures which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly titled captions of other companies due to potential inconsistencies in the metrics of calculation. For a reconciliation of non-GAAP measures to GAAP measures see the appendices to this presentation.

2 DRIVING VALUE FOR SHAREHOLDERS Growing a Truly Great Company  Portfolio: Focused Forest Products Company  Performance: Operational Excellence  Capital Allocation

3 FOCUSED FOREST PRODUCTS COMPANY Supporting a growing and sustainable dividend  TIMBERLANDS  Strong, productive asset base  COMPLEMENTARY MANUFACTURING OPERATIONS  Wood Products: Strong upside from US housing  Cellulose Fibers: Strong cash flow and growing demand from global markets (100) 200 500 800 1,100 1,400 1,700 2011 2012 2013 2014 $ M ill io ns Timberlands Wood Products Cellulose Fibers EBITDA* Supporting a Growing and Sustainable Dividend *Unallocated items not included. See appendix for reconciliation to GAAP amounts.

4 PERFORMANCE

5  Distribution Turnaround $35 million   Cellulose Fibers $28 million   Longview Timber Synergies $29 million   SG&A Reductions $75 million run rate  PERFORMANCE: Achieved 2014 Targets  Timberlands $25 million   Lumber $25 million  OSB $10 million   ELP Turnaround $34 million  Focused on Operational Excellence

6 TIMBERLANDS: OPX Performance OPERATIONAL EXCELLENCE 0 25 50 75 2014 2015 Goal EBITDA $ m ill io ns $50-70 MM $25 MM $20-30 MM  2015 INITIATIVES  Log marketing and merchandising  Cost efficiencies: harvesting, transportation, silviculture  Non-timber revenue

7 TIMBERLANDS: Current Relative Performance EBITDA* / ACRE OWNED U.S. WEST Maintaining Top Position EBITDA* / ACRE OWNED U.S. SOUTH Maintaining Top Position Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). *See appendix for reconciliation to GAAP amounts. **Data for Rayonier as restated during 2014. 2011 data unavailable. ***Pope Resources results exclude significant land sales in 2014 Q3 and Q4. Including these sales, 2014 EBITDA/acre = $263MM. ****WY results include Longview Timber beginning in 2014. *****Deltic results reflect 2014 Q3 LTM, as results for 2014 Q4 were not available at time of publication. $m ill io ns $ m ill io ns 50 100 150 200 250 2011 2012 2013 2014 NCREIF Rayonier** Pope Resources*** WY**** 0 20 40 60 80 2011 2012 2013 2014 NCREIF Rayonier** Deltic***** WY Plum Creek

8 LUMBER: OPX Performance  2015 INITIATIVES  Labor productivity  Process efficiency  Reliability  Capital execution OPERATIONAL EXCELLENCE* Controllable Manufacturing Cost *Benchmark is mill Best in Class. Mfg cost = Cost Net of Logs, excluding depreciation and inflation. 0 50 100 2013 Base 2014 2015 Benchmark Closing the Gap =$100 MM $25 MM $20-25 MM $ / M B F

9 LUMBER: Current Relative Performance EBITDA MARGIN* Closing the Gap to Take Top Position Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. -5% 0% 5% 10% 15% 20% 2011 2012 2013 2014 Canfor Lumber Interfor Lumber West Fraser Lumber WY Lumber

10 OSB: OPX Performance  2015 INITIATIVES  Reliability  Automation  Enhanced product mix  Transportation OPERATIONAL EXCELLENCE* 40 55 70 2013 Base 2014 2015 Goal *Reliability benchmark is mill Best in Class. 2013 Base = Q3 2013 YTD. % V al ue A dd ed P ro du ct 70 85 100 2013 Base 2014 2015 Benchmark GOAL: $60 MM Improve Product Mix Improve Reliability & Controllable Cost % R el ia bi lit y 2014: $10 MM 2015: $10-15 MM

11 OSB: Current Relative Performance EBITDA MARGIN* Highly competitive results Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. **Results for Ainsworth reflect 2014 Q3 LTM , as results for 2014 Q4 were not available at time of publication. -10% 0% 10% 20% 30% 40% 2011 2012 2013 2014 Ainsworth OSB** LPX OSB Norbord OSB WY OSB

12 ELP: Turnaround Performance  2015 INITIATIVES  Reliability  Veneer recovery  Supply chain performance ELP TURNAROUND 0 50 100 150 2013 2014 2015 Continue EBITDA Improvement* $ m ill io ns $15-20 MM *See appendix for reconciliation to GAAP amounts. $34 MM improvement vs. 2013

13 ELP: Current Relative Performance EBITDA MARGIN* Significantly Improved Competitive Position Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. -4% -2% 0% 2% 4% 6% 8% 10% 12% 2011 2012 2013 2014 Boise Wood Products LPX ELP WY ELP

14 DISTRIBUTION: Turnaround Performance  2015 INITIATIVES  Warehouse efficiency  Delivery cost  Growth in excess of market DISTRIBUTION TURNAROUND Continue EBITDA Improvement* (50) 0 50 2013 2014 2015 $20-30 MM $ m ill io ns *See appendix for reconciliation to GAAP amounts. $35 MM improvement vs. 2013

15 DISTRIBUTION: Current Relative Performance EBITDA MARGIN* Closing the Gap Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. -10% -8% -6% -4% -2% 0% 2% 4% 2011 2012 2013 2014 Boise Distribution Blue Linx Distribution WY Distribution

16 CELLULOSE FIBERS: OPX Performance  2015 INITIATIVES  Energy cost  Reliability: predictive, preventive maintenance  Liquid packaging board cost and quality OPERATIONAL EXCELLENCE 0 50 100 2014 2015 Goal Reduce Controllable Cost* $ m ill io ns $100 MM *Cost of Goods Sold, excluding inflation. $28 MM $30-35 MM

17 CELLULOSE FIBERS: Current Relative Performance EBITDA MARGIN* Narrowing the Gap to Take Top Position Source for competitor data: public SEC filings *See appendix for reconciliation to GAAP amounts. **Rayonier reflects Rayonier Performance Fibers segment for 2011-2013 and Rayonier Advanced Materials for 2014. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2011 2012 2013 2014 Canfor Mercer Rayonier** WY CF

18 SIGNIFICANT RUNWAY AHEAD  Improving US housing market  Anticipate over 1.1 million starts in 2015  Accelerating single-family recovery  Significant upside for US logs and wood products  Domestic demand rises as housing strengthens  Continued export demand  Canadian timber supply shortage  Growing global demand for fluff products driven primarily by emerging countries

19 CAPITAL ALLOCATION

20 CAPITAL ALLOCATION  PRIORITIES  Return cash to shareholders  Invest in our businesses  Maintain appropriate capital structure

21 RETURNING CASH TO SHAREHOLDERS: Sustainable and Growing Dividend  QUARTERLY DIVIDEND  Up 93% since 2011  Increased by 32% to $0.29 per common share effective 2014 Q3  PAYOUT GUIDELINE  75% of Funds Available for Distribution (FAD) over the cycle* *Funds Available for Distribution: cash flow before major acquisitions and dispositions and financing activities including dividends $0.15 $0.17 $0.20 $0.22 $0.29 2011 Q1 2012 Q4 2013 Q2 2013 Q3 2014 Q3 +13% +18% +10% +32% INCREASING QUARTERLY DIVIDEND PER SHARE

22  $700 million program authorized August 2014  Completed 30% of authorization within 5 months  Share count reduced by approximately 6 million RETURNING CASH TO SHAREHOLDERS: Share Repurchase REPURCHASED AUG-DEC 2014 $203 MILLION SHARE REPURCHASE $700 MILLION APPROVED

23 INVESTING IN OUR BUSINESSES  Disciplined capital investment  Focus: reduce cost structure and improve EBITDA  2015 CapEx approximating DD&A ($480-500 million)  Opportunistic growth through acquisition  Targeted, value-creating opportunities Responsible stewards of capital

24 MAINTAIN APPROPRIATE CAPITAL STRUCTURE  Liquidity  Long-term debt of approximately $4.9 billion*  Investment grade rating *Amount as of 2014 Q4.

25 SUMMARY  Focused forest products company  Improving performance  Delivering on priorities for capital allocation Growing earnings and shareholder value

26 APPENDIX

27 TIMBERLANDS: Ownership  PACIFIC NORTHWEST  Largest timberland holder in region  2.6 million acres west of Cascade mountains  Douglas fir domestic and export value  U.S. SOUTH  More than four million acres  Primarily Southern yellow pine  URUGUAY  More than 300,000 acres  Loblolly pine and eucalyptus Scale, Expertise and Geographic Diversity Create Competitive Advantage U.S. SOUTH U.S. WEST

28 LUMBER BUSINESS Lumber mills – 18 Douglas Fir Hem-fir Spruce-Pine-Fir Southern Yellow Pine Production Capacity 4.6 billion board feet

29 OSB, ENGINEERED LUMBER & DISTRIBUTION OSB mills — 6 Production Capacity 3.0 billion square feet Distribution Centers — 21 ELP Mills — 6 Veneer/Plywood Supply Facilities — 3

30 CELLULOSE FIBERS BUSINESS GDANSK, POLAND Pulp Mills — 5 Capacity: 1.8 million metric tons Converting Facilities — 2 Liquid Packaging Board — 1 Capacity: 315,000 metric tons

31 $ Millions 2014 Timberlands Lumber OSB ELP Distribution WP Other Wood Products Cellulose Fibers Unallocated Items Total Adjusted EBITDA1 $820 $319 $46 $79 $2 $-- $446 $447 ($79) $1,634 Depletion, Depreciation & Amortization (207) (41) (31) (41) (6) -- (119) (155) (12) (493) Non-Operating Pension & Postretirement Credits -- -- -- -- -- -- -- -- 45 45 Special Items -- -- -- -- -- -- -- -- 134 134 Operating Income (GAAP) $613 $278 $15 $38 ($4) $-- $327 $292 $88 $1,320 Interest Income and Other -- -- -- -- -- -- -- (1) 38 37 Net Contribution to Earnings from Continuing Operations $613 $278 $15 $38 ($4) $-- $327 $291 $126 $1,357 Interest Expense, Net (344) Income Taxes (185) Earnings from Discontinued Operations, Net of Income Tax 998 Net Earnings (GAAP) $1,826 Dividends on preference shares (44) Net Earnings to Common Shareholders (GAAP) $1,782 2014 EBITDA RECONCILIATION: By Segment 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

32 EBITDA RECONCILIATION: Timberlands $ Millions 2011 2012 2013 2014 West1 $273 $250 $361 $556 South 214 218 225 262 Other1 (15) (8) 46 2 Adjusted EBITDA2 $472 $460 $632 $820 Depletion, Depreciation & Amortization (137) (142) (166) (207) Special Items 152 -- -- -- Operating Income (GAAP) $487 $318 $466 $613 Interest Income and Other 4 3 4 -- Loss Attributable to Non-Controlling Interest -- 1 -- -- Net Contribution to Earnings $491 $322 $470 $613 1. Results from Longview Timber are included with Western Timberlands for 2014. For 2013, results from Longview Timber are included in Other due to acquisition in July 2013. 2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

33 2013 EBITDA RECONCILIATION: By Segment $ Millions 2013 Timberlands Lumber OSB ELP Distribution WP Other Wood Products Cellulose Fibers Unallocated Items Total Adjusted EBITDA1 $632 $317 $247 $45 ($33) ($2) $574 $353 ($61) $1,498 Depletion, Depreciation & Amortization (166) (40) (31) (46) (5) (1) (123) (156) (13) (458) Non-Operating Pension & Postretirement (Costs) Credits -- -- -- -- -- -- -- -- (40) (40) Special Items -- -- -- (10) -- -- (10) -- (356) (366) Operating Income (GAAP) $466 $277 $216 ($11) ($38) ($3) $441 $197 ($470) $634 Interest Income and Other 4 -- -- -- -- -- -- 3 48 55 Net Contribution to Earnings from Continuing Operations $470 $277 $216 ($11) ($38) ($3) $441 $200 ($422) $689 Interest Expense, Net (369) Income Taxes 171 Earnings from Discontinued Operations, Net of Income Tax 72 Net Earnings (GAAP) $563 Dividends on preference shares (23) Net Earnings to Common Shareholders (GAAP) $540 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

34 2012 EBITDA RECONCILIATION: By Segment 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2012 Timberlands Lumber OSB ELP Distribution WP Other Wood Products Cellulose Fibers Unallocated Items Total Adjusted EBITDA1 $460 $130 $143 $17 ($29) ($15) $246 $368 ($78) $996 Depletion, Depreciation & Amortization (142) (45) (31) (51) (5) (1) (133) (150) (19) (444) Non-Operating Pension & Postretirement (Costs) Credits -- -- -- -- -- -- -- -- (29) (29) Special Items -- -- -- -- -- 6 6 -- 89 95 Operating Income (GAAP) $318 $85 $112 ($34) ($34) ($10) $119 $218 ($37) $618 Interest Income and Other 3 -- -- -- -- 1 1 5 39 48 Loss Attributable to Non- Controlling Interest 1 -- -- -- -- -- -- -- -- 1 Net Contribution to Earnings from Continuing Operations $322 $85 $112 ($34) ($34) ($9) $120 $223 $2 $667 Interest Expense, Net (344) Income Taxes (10) Earnings from Discontinued Operations, Net of Income Tax 72 Net Earnings to Common Shareholders (GAAP) $385

35 2011 EBITDA RECONCILIATION: By Segment $ Millions 2011 Timberlands Lumber OSB ELP Distribution WP Other Wood Products Cellulose Fibers Unallocated Items Total Adjusted EBITDA1 $472 ($7) ($4) $6 ($37) ($1) ($43) $597 ($108) $918 Depletion, Depreciation & Amortization (137) (47) (34) (61) (6) (3) (151) (147) (28) (463) Non-Operating Pension & Postretirement (Costs) Credits -- -- -- -- -- -- -- -- (26) (26) Special Items 152 (5) (4) (26) (1) (16) (52) -- -- 100 Operating Income (GAAP) $487 ($59) ($42) ($81) ($44) ($20) ($246) $450 ($162) $529 Interest Income and Other 4 -- -- 1 -- 2 3 2 35 44 Net Contribution to Earnings from Continuing Operations $491 ($59) ($42) ($80) ($44) ($18) ($243) $452 ($127) $573 Interest Expense, Net (389) Income Taxes 86 Earnings from Discontinued Operations, Net of Income Tax 61 Net Earnings to Common Shareholders (GAAP) $331 1. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost / credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.